Exhibit 99.4

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                   1ST QTR      2ND QTR      3RD QTR      4TH QTR     YEAR-TO-DATE  VS PRIOR YTD
                                                      ----------   ----------   ----------   ----------   ------------  ------------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1        Arizona Public Service                       $       32   $       64   $       87   $       16    $      199    $      (82)
2        Pinnacle West Energy                                  1            1           10          (31)          (19)          (37)
3        APS Energy Services                                   2           11            7            8            28            38
4        SunCor                                                1            2           (1)           8            10             7
5        El Dorado                                            --           (3)         (15)         (37)          (55)          (55)
6        Parent Company                                       17           (6)          13           19            43             8
                                                      ----------   ----------   ----------   ----------    ----------    ----------

7            Income From Continuing Operations                53           69          101          (17)          206          (121)

         Income From Discontinued Operations -
8a          Net of Tax                                         1            6           --            2             9             9
         Cumulative Effect of Change in Accounting -
8b          Net of Tax                                        --           --           --          (66)          (66)          (51)
                                                      ----------   ----------   ----------   ----------    ----------    ----------

9            Net Income                               $       54   $       75   $      101   $      (81)   $      149    $     (163)
                                                      ==========   ==========   ==========   ==========    ==========    ==========

     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10       Arizona Public Service                       $     0.37   $     0.76   $     1.02   $     0.19    $     2.35    $    (0.95)
11       Pinnacle West Energy                               0.01         0.01         0.12        (0.37)        (0.23)        (0.44)
12       APS Energy Services                                0.03         0.13         0.08         0.09          0.33          0.45
13       SunCor                                             0.02         0.02        (0.01)        0.09          0.11          0.07
14       El Dorado                                            --        (0.04)       (0.18)       (0.43)        (0.65)        (0.65)
15       Parent Company                                     0.20        (0.07)        0.16         0.24          0.51          0.09
                                                      ----------   ----------   ----------   ----------    ----------    ----------

16           Income From Continuing Operations              0.63         0.81         1.19        (0.19)         2.42         (1.43)

         Income From Discontinued Operations -
17a         Net of Tax                                        --         0.08           --         0.02          0.11          0.11
         Cumulative Effect of Change in Accounting -
17b         Net of Tax                                        --           --           --        (0.78)        (0.77)        (0.60)
                                                      ----------   ----------   ----------   ----------    ----------    ----------

18           Net Income                               $     0.63   $     0.89   $     1.19   $    (0.95)   $     1.76    $    (1.92)
                                                      ==========   ==========   ==========   ==========    ==========    ==========

19   BOOK VALUE PER SHARE                             $    30.06   $    30.54   $    31.39   $    29.40    $    29.40    $    (0.06)

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20       Average                                          84,884       84,926       84,797       85,302        84,964            34
21       End of Period                                    84,789       84,768       84,756       91,255        91,255         6,531

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                        1ST QTR     2ND QTR     3RD QTR     4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                           ---------   ---------   ---------   ---------  ------------  ------------
     ELECTRIC OPERATING REVENUES
         (DOLLARS IN  MILLIONS)
     REGULATED ELECTRICITY SEGMENT
         Retail
22           Residential                                   $     171   $     226   $     337   $     172   $      906    $       (9)
23           Business                                            195         251         270         212          928           (24)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
24               Total retail                                    366         477         607         384        1,834           (33)
         Wholesale revenue on delivered electricity
25           Traditional contracts                                 2           1           3           3            9           (64)
26           Retail load hedge management                          2          11          99          11          123          (455)
27       Transmission for others                                   6           6           6          12           30             4
28       Other miscellaneous services                              4           2           4           7           17            (1)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
29               Total regulated electricity                     380         497         719         417        2,013          (549)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
     MARKETING AND TRADING SEGMENT
         Delivered marketing and trading
30           Generation sales other than native load               8           2           8          32           50           (98)
31           Realized margins on electricity trading              27          14           5           3           49           (13)
32           Other delivered electricity (a)                      34          39          53          81          207          (122)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
33           Total delivered marketing and trading                69          55          65         116          306          (233)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
     OTHER MARKETING AND TRADING
         Realized margins on delivered commodities
34          other than electricity (a)                             4           1          (3)          6            8            22
         Prior period mark-to-market (gains) losses on
35          contracts delivered during current period (a)        (22)         (8)          3          (8)         (40)          (39)
36       Change in mark-to-market for future-period
            deliveries                                            25           1          22          (1)          52           (75)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
37       Total other marketing and trading                         7          (6)         22          (3)          20           (92)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
38   Total marketing and trading                                  76          49          87         113          326          (325)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
39   Total electric operating revenues                     $     456   $     546   $     806   $     530   $    2,339    $     (874)
                                                           =========   =========   =========   =========   ==========    ==========

     ELECTRIC SALES (GWH)

     REGULATED ELECTRICITY SEGMENT
         Retail sales
40           Residential                                       2,141       2,441       3,806       2,056       10,444           109
41           Business                                          2,771       3,429       3,681       3,036       12,917          (147)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
42               Total retail                                  4,912       5,870       7,487       5,092       23,361           (38)
         Wholesale electricity delivered
43           Traditional contracts                                71         121         142         140          474          (739)
44           Retail load hedge management                        158         230       1,958         296        2,642          (398)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
45               Total regulated electricity                   5,141       6,221       9,587       5,528       26,477        (1,175)
                                                           ---------   ---------   ---------   ---------   ----------    ----------
     MARKETING  AND TRADING SEGMENT
         Delivered marketing and trading
46           Generation sales other than native load             376          73         291       1,051        1,791           403
47           Electricity trading                               3,109       3,596       5,908       4,312       16,925         4,894
48           Other delivered electricity                         727         774         905       1,733        4,139         1,557
                                                           ---------   ---------   ---------   ---------   ----------    ----------
49           Total delivered marketing and trading             4,212       4,443       7,104       7,096       22,855         6,854
                                                           ---------   ---------   ---------   ---------   ----------    ----------
50   Total electric sales                                      9,353      10,664      16,691      12,624       49,332         5,679
                                                           =========   =========   =========   =========   ==========    ==========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 28 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $8 million was transferred to "realized" for the fourth quarter of 2002. Lines 28 and 32 include amounts totaling $9 million of realized revenues for the fourth quarter of 2002.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS
         (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
             Electricity
51               Generation sales other than native load       $      2   $     --   $      3   $      9    $     14      $    (66)
52               Other electricity marketing and trading (a)         33         24         19         23          99           (18)
                                                               --------   --------   --------   --------    --------      --------
53               Total electricity                                   35         24         22         32         113           (84)
54           Other commodities (a)                                    4          1         (3)         6           8            22
                                                               --------   --------   --------   --------    --------      --------
55           Total realized margin                                   39         25         19         38         121           (62)
                                                               --------   --------   --------   --------    --------      --------
         Prior-period mark-to-market (gains) losses on
           contracts delivered during current period
56           Electricity (a)                                        (16)        (9)        (4)        (4)        (30)          (19)
57           Other commodities (a)                                   (6)        --          6         (4)        (11)          (36)
             Charge related to trading activities with Enron
58              and its affiliates                                   --         --         --         --          --             8
                                                               --------   --------   --------   --------    --------      --------
59           Subtotal                                               (22)        (9)         2         (8)        (41)          (47)
                                                               --------   --------   --------   --------    --------      --------
60       Total current period effects (b)                            17         16         21         30          80          (109)
                                                               --------   --------   --------   --------    --------      --------
     Change in mark-to-market gains (losses) for
       future period deliveries (b)
61       Electricity                                                 25         10         25          6          63           (83)
62       Other commodities                                           (2)        (7)        (2)        (7)        (11)            7
                                                               --------   --------   --------   --------    --------      --------
63       Total future period effects                                 23          3         23         (1)         52           (76)
                                                               --------   --------   --------   --------    --------      --------
64   Total gross margin                                        $     40   $     19   $     44   $     29    $    132      $   (185)
                                                               ========   ========   ========   ========    ========      ========

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2002, Pinnacle West had accumulated mark-to-market net gains of $41 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2003, $4 million; 2004, $10 million; 2005 and thereafter, $27 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 64 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $4 million was transferred to "realized" for the fourth quarter of 2002. A $4 million realized gain is included in the $23 million on line 51 for the fourth quarter of 2002.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                     INCREASE
                                                                                                                    (DECREASE)
Line                                                 1ST QTR     2ND QTR     3RD QTR     4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                                     --------    --------    --------    --------   ------------   ------------
     MARKETING AND TRADING SEGMENT
          PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
         (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                     $     45    $     25    $     43    $     34     $    147       $   (181)
66   Natural gas                                           (5)          1           3          (5)          (6)             2
67   Coal                                                  (1)         (2)          1          --           (2)            (9)
68   Emission allowances                                    1          (5)         (3)         --           (7)             3
69   Other                                                 --          --          --          --           --             --
                                                     --------    --------    --------    --------     --------       --------
70       Total gross margin                          $     40    $     19    $     44    $     29     $    132       $   (185)
                                                     ========    ========    ========    ========     ========       ========

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71       Generation sales other than native load     $      1    $     --    $      2    $      5     $      8       $      8
72       Other marketing and trading                       34           9          30           9           82              4
     APS
73       Generation sales other than native load            1          --           1          --            2            (77)
74       Other marketing and trading                       --          --          --          --           --           (156)
     Pinnacle West Energy
75       Generation sales other than native load           --          --          --           4            4              4
76       Other marketing and trading                       --          --          --          --           --             --
     APS ES
77       Other marketing and trading                        4          10          11          11           36             32
                                                     --------    --------    --------    --------     --------       --------
78   Total gross margin before income taxes          $     40    $     19    $     44    $     29     $    132       $   (185)
                                                     ========    ========    ========    ========     ========       ========

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                           INCREASE
                                                                                                          (DECREASE)
Line                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                           --------    --------    --------    --------   ------------   ------------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                        801,000     795,681     798,590     811,930      801,801         25,462
80       Business                            99,335     100,096     100,318     101,177      100,228          2,030
                                           --------    --------    --------    --------     --------       --------
81           Total                          900,335     895,777     898,908     913,107      902,029         27,492
82   Wholesale customers                         67          67          67          67           67              1
                                           --------    --------    --------    --------     --------       --------
83           Total customers                900,402     895,844     898,975     913,174      902,096         27,493
                                           ========    ========    ========    ========     ========       ========

84   Customer Growth (% over prior year)        3.2%        3.2%        3.1%        3.2%         3.1%          (0.5)%

     RETAIL SALES (GWH) -
        WEATHER NORMALIZED

85   Residential                              2,162       2,443       3,647       2,130       10,382            615
86   Business                                 2,774       3,411       3,691       3,023       12,899             81
                                           --------    --------    --------    --------     --------       --------
87           Total                            4,936       5,854       7,338       5,153       23,281            696
                                           ========    ========    ========    ========     ========       ========

     RETAIL USAGE
         (KWH/AVERAGE CUSTOMER)

88   Residential                              2,673       3,068       4,766       2,532       13,025           (287)
89   Business                                27,896      34,258      36,691      30,011      128,885         (4,152)

     RETAIL USAGE -
          WEATHER NORMALIZED
         (KWH/AVERAGE CUSTOMER)

90   Residential                              2,699       3,071       4,566       2,623       12,947            366
91   Business                                27,926      34,075      36,795      29,878      128,698         (1,834)

     ELECTRICITY DEMAND (MW)

92   System peak demand                       3,921       5,425       5,803       3,828        5,803            116

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR    YEAR-TO-DATE  VS PRIOR YTD
                                                           --------    --------    --------    --------   ------------  ------------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                              2,257       2,242       2,387       2,095        8,981           596
94       Coal                                                 2,890       2,703       3,280       3,183       12,056          (516)
95       Gas, oil and other                                     337         659       1,918       1,455        4,369           375
                                                           --------    --------    --------    --------     --------      --------
96           Total                                            5,484       5,604       7,585       6,733       25,406           455
                                                           --------    --------    --------    --------     --------      --------
     Purchased power
97       Firm load                                               70         846         859        (157)       1,619        (1,342)
98       Marketing and trading                                3,993       4,599       8,771       6,340       23,704         6,051
                                                           --------    --------    --------    --------     --------      --------
99           Total                                            4,063       5,445       9,630       6,183       25,323         4,709
                                                           --------    --------    --------    --------     --------      --------
100          Total energy sources                             9,547      11,049      17,215      12,916       50,729         5,164
                                                           ========    ========    ========    ========     ========      ========

     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                                 96%         95%        100%         87%          94%            6%
102      Coal                                                    78%         72%         87%         84%          80%           (4)%
103      Gas, oil and other                                      12%         20%         38%         29%          27%          (10)%
104      System average                                          62%         62%         69%         60%          63%           (7)%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                                 62          66          12         129           67           (60)
106      Coal                                                   184         279          88         116          167            --
107      Gas                                                     12          18         106          54           48            16
108          Total                                              258         363         206         299          282           (44)

109  Generation Fuel Cost ($/MWh)                          $  11.57    $  11.89    $  14.84    $  13.05     $  13.01      $  (3.21)

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2002

                                                                                                                        INCREASE
                                                                                                                       (DECREASE)
Line                                                  1ST QTR      2ND QTR      3RD QTR     4TH QTR    YEAR-TO-DATE   VS PRIOR YTD
                                                      --------     --------     --------    --------   ------------   ------------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110          Palo Verde                               $  26.86     $  30.65     $  35.45    $  36.18     $  32.28       $ (86.13)
111          SP15                                     $  28.46     $  31.51     $  35.55    $  41.35     $  34.22       $ (85.77)
         Off-Peak
112          Palo Verde                               $  22.17     $  14.10     $  18.21    $  25.09     $  19.89       $ (41.68)
113          SP15                                     $  22.76     $  15.95     $  19.54    $  28.52     $  21.69       $ (51.79)

     WEATHER INDICATORS

     Actual
114      Cooling degree-days                                89        1,741        2,647         398        4,875           (247)
115      Heating degree-days                               472           --           --         328          800           (360)
116      Average humidity                                   28%          16%          27%         38%          27%            (9)%
     10-Year Averages
117      Cooling degree-days                                77        1,478        2,489         395        4,439             --
118      Heating degree-days                               546           34           --         433        1,013             --
119      Average humidity                                   45%          25%          34%         40%          36%             0%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b)
120      Single-family                                   7,682        9,666        8,689       8,275       34,312          1,447
121      Multi-family                                    1,249        2,005        2,662       1,158        7,074         (1,930)
                                                      --------     --------     --------    --------     --------       --------
122          Total                                       8,931       11,671       11,351       9,433       41,386           (483)
                                                      ========     ========     ========    ========     ========       ========

     Arizona Job Growth  (c)
123      Payroll job growth (% over prior year)           (0.8)%       (0.2)%        0.1%        0.9%         0.0%          (1.0)%
124      Unemployment rate (%, seasonally adjusted)        6.2%         6.2%         6.2%        6.0%         6.2%           1.5%

----------
Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.